TAXATION	12 Months Ended
Dec. 31, 2020
TAXATION
TAXATION

20. TAXATION

As the Corporation operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Corporation is only allowed to deduct expenses directly related to the cost of goods sold. This results in permanent book/tax differences for ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. Therefore, the effective tax rate can be highly variable and may not necessarily correlate with pre-tax income or loss.

The Corporation is treated as a United States corporation under section 7874 of the Internal Revenue Code and is expected to be subject to United States federal income tax. However, the Corporation is expected, regardless of any application of section 7874 of the U.S. Tax Code, to be treated as a Canadian resident company for Canadian income tax purposes. As a result, the Corporation will be subject to taxation both in Canada and the United States. The Corporation is also subject to state income taxation in Massachusetts.

In relation to the acquisitions, explained in Notes 1 and 4, the Corporation has recognized deferred tax liabilities during on the acquisition date of $4,469,630 during the year due to the recognition of acquired intangible assets. The deferred tax expense (recovery) during the year ended December 31, 2020 and 2019, were $2,388,608 and $(3,892,570), respectively, resulting in a deferred tax liability of $47,935,998 and $41,077,761 as of December 31, 2020 and 2019.

Provision for income taxes consists of the following for the years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Current expense:
Federal	$19,023,188	$7,706,952
State	2,953,573	1,021,109
Total current expense:	$21,976,761	$8,728,061

Deferred expense (benefit):
Federal	$1,547,525	$(3,442,568)
State	841,083	(450,002)
Total deferred expense (benefit):	$2,388,608	$(3,892,570)

Total provision for income taxes	$24,365,369	$4,835,491

As of December 31, 2020, and 2019, the reconciliation between the effective tax rate on income from continuing operations and statutory tax are as follows:

	Year Ended December 31,
	2020	2019
Loss before taxes	$(151,967,289)	$(159,344,113)
Statutory tax rate	27%	27%

Expected income tax recovery	(41,031,168)	(43,022,911)
Difference in foreign tax rates	(3,098,062)	569,917
Tax rate changes and other adjustments	1,027,280	36,969
Stock-based compensation	8,863,599	7,966,090
Unrealized change in fair value of financial liabilities	46,627,953	32,922,160
Non-deductible items	6,794,533	4,091,370
Benefit of tax loss not recognized	1,386,578	1,708,628
State tax	3,794,656	563,268

Reported income tax expense	$24,365,369	$4,835,491

Effective Tax Rate	(16.03)%	(3.03)%

As of December 31, 2020 and 2019, the components of deferred tax assets and liabilities were as follows:

	Year Ended December 31,
	2020	2019
Property, plant and equipment	$(1,085,011)	$(777,780)
Intangible assets	(44,981,241)	(41,992,664)
Partnerships	146,978	136,836
Biological assets	(2,228,536)	1,198,574
Inventory	161,800	79,869
Start-up expenses	50,012	277,404
Net deferred tax liability	$(47,935,998)	$(41,077,761)

Deferred tax assets have not been recognized in respect of the following deductible temporary differences:

	As of December 31,
	2020	2019
Share issuance and financing costs	$3,276,924	$5,659,149
Non-capital losses carried forward - Canada	17,355,564	9,520,242
Other temporary differences	2,855	15,269
Total unrecognized deductible temporary differences	$20,635,343	$15,194,660

As of December 31, 2020, the Company has not recognized a deferred tax asset in respect of approximately $17.3 million (2019 - $9.5 million) of Canadian non-capital losses available for carry-forward. These losses expire in the tax years 2037 through 2040.